UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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DPL Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Investor Relations Contact Craig Jackson, VP & Treasurer phone (937) 259-7033	News Media Contact phone (937) 224-5940 e-mail communications@dplinc.com

DPL Announces Postponement of 2011 Annual Meeting

April 27 shareholder meeting postponed due to merger agreement

DAYTON, Ohio — April 21, 2011 - DPL Inc. (NYSE:DPL) announced that it is postponing its annual meeting due to its merger agreement with The AES Corporation (AES).  The meeting had been scheduled for April 27 in Dayton, Ohio.

DPL Inc. (DPL) announced yesterday it had signed a merger agreement with AES.  The merger requires DPL shareholder approval.

The annual meeting was postponed to provide shareholders adequate information and time to review the proposed merger.  At a later date, DPL’s board of directors will establish a new record date and meeting date for the annual meeting and the company will send a revised annual meeting notice and proxy statement to shareholders.

DPL believes it is appropriate to avoid the unnecessary cost of holding both an annual meeting to address the six proposals included in the proxy materials sent March 18, 2011, and another special shareholders’ meeting to approve the merger.

About DPL
DPL Inc. (NYSE:DPL) is a regional energy company.  DPL was named one of Forbes’ “100 Most Trustworthy Companies” for the second consecutive year in 2010.

DPL’s principal subsidiaries include The Dayton Power and Light Company (DP&L); DPL Energy, LLC (DPLE); and DPL Energy Resources, Inc. (DPLER).  DP&L, a regulated electric utility, provides service to over 500,000 retail customers in West Central Ohio; DPLE engages in the operation of merchant peaking generation facilities; and DPLER is a competitive retail electric supplier, selling to industrial and commercial customers. DPL, through its subsidiaries, owns and operates approximately 3,800 megawatts of generation capacity, of which 2,800 megawatts are low cost coal-fired units and 1000 megawatts are natural gas and diesel peaking units.  Further information can be found at www.dplinc.com.

Forward Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the proposed transaction between DPL and AES. Words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions are intended to identify forward looking statements.  Such statements are based upon the current beliefs and expectations of DPL’s management and involve a number of significant risks and uncertainties, many of which are difficult to predict and are generally beyond the control of DPL and AES.  Actual results may differ materially from the results anticipated in these forward-looking statements.  There can be no assurance as to the timing of the closing of the transaction, or whether the transaction will close at all.  The following factors, among others, could cause or contribute to such material differences:  the ability to obtain the approval of the transaction by DPL’s shareholders; the ability to obtain required regulatory approvals of the transaction or to satisfy other conditions to the transaction on the terms and expected timeframe or at all; transaction costs; economic conditions; a material adverse change in the business, assets, financial condition or results of operations of DPL; a material deterioration in DPL’s retail and/or wholesale businesses and assets; and the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or government entities.  Additional factors that could cause DPL’s results to differ materially from those described in the forward-looking statements can be found in the periodic reports filed with the Securities and Exchange Commission and in the proxy statement DPL intends to file with the Securities and Exchange Commission and mail to its shareholders with respect to the proposed transaction, which are or will be available at the Securities and Exchange Commission’s Web site (http://www.sec.gov) at no charge.  DPL assumes no responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.

Additional Information

This communication is being made, in part, in respect of the proposed merger transaction involving DPL and AES.  In connection with the proposed transaction, DPL will file with the Securities and Exchange Commission a proxy statement and will mail the proxy statement to its shareholders.  Shareholders are encouraged to read the proxy statement regarding the proposed transaction in its entirety when it becomes available because it will contain important information about the transaction.  Shareholders will be able to obtain a free copy of the proxy statement, as well as other filings made by DPL regarding DPL, AES and the proposed transaction, without charge, at the Securities and Exchange Commission’s Internet site (http://www.sec.gov).  These materials can also be obtained, when available, without charge, by directing a request to DPL, at communications@dplinc.com.

DPL, AES and their respective executive officers, directors and other persons may be deemed to be participants in the solicitation of proxies from DPL’s shareholders with respect to the proposed transaction.  Information regarding the officers and directors of DPL is included in its Annual Report on Form 10-K for the year ended December 31, 2010 and DPL’s notice of annual meeting and proxy statement for its most recent annual meeting, which were filed with the Securities and Exchange Commission on February 18, 2011 and March 18, 2011, respectively.  Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the Securities and Exchange Commission in connection with the proposed transaction.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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